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                            J.P. MORGAN SERIES TRUST

                         JPMORGAN ENHANCED INCOME FUND
                   JPMORGAN TAX AWARE DISCIPLINED EQUITY FUND
                    JPMORGAN TAX AWARE ENHANCED INCOME FUND
              JPMORGAN TAX AWARE SMALL COMPANY OPPORTUNITIES FUND
                      JPMORGAN TAX AWARE U.S. EQUITY FUND

                                   SUPPLEMENT
                             DATED OCTOBER 22, 2001
                              TO THE STATEMENT OF
                             ADDITIONAL INFORMATION
                            DATED SEPTEMBER 7, 2001

    The second paragraph on page 41 is hereby supplemented by the following:

    The information in the second paragraph on page 41 applies only to the Enhanced Income, Tax Aware Disciplined Equity, Tax Aware Small Company Opportunities and Tax Aware U.S. Equity Funds.

    The following should be added after the second paragraph on page 41.

    For Class A Shares of the Tax Aware Enhanced Income Fund, the Distributor pays broker-dealers 0.25% on net sales of $1 million or more.

                                                                    SUP-ENI-1001